SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

☑     Filed by the Registrant
☐     Filed by a Party other than the Registrant
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Materials Pursuant to Sec 240.14a-11(c)
STANDARD MANAGEMENT CORPORATION

(Name of Registrant as Specified in Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement)
PAYMENT OF FILING FEE                 (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transactions applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

4)	Proposed maximum aggregate value of Transaction:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SUPPLEMENT
to the
PROXY STATEMENT DATED FEBRUARY 8, 2006

To our Shareholders:
     By now you should have received the proxy statement in connection with the important Special Meeting of shareholders that is scheduled for March 8, 2006. At the Special Meeting, you are being asked to approve (1) the issuance of common stock representing more than 20% of our outstanding common stock at a price below the current market price of our common stock and (2) an increase in our authorized common stock from 40,000,000 shares to 60,000,000 shares.
     On February 15, 2006, as a result of an internal reassessment of financing priorities, we announced changes to our previously announced capital plan, of which the issuance of the shares to be voted on at the Special Meeting forms a part. We believe that, although the announced changes to our capital plan do not materially alter either proposal to be presented at the Special Meeting, the changes necessitate some revision of the description of the use of proceeds from the proposed sale of the shares described in the proxy statement. As a result, we are hereby revising and supplementing the proxy statement, in particular the section of the proxy statement entitled “Use of Proceeds,” which is found on page 6 of the proxy statement, as follows:
Use of Proceeds
     If we are able to raise $10 million of gross proceeds in the proposed Private Placement, we would expect net proceeds of approximately $9 million, after deducting commissions and expenses associated with the transaction. We intend to use approximately $2 million of the net proceeds to partially finance the cash portion of the two proposed acquisitions, with the remaining net proceeds, if any, being used for general corporate purposes, including for working capital. We believe that the working capital that would be provided from the net proceeds will greatly enhance our ability to obtain the necessary debt financing to complete the two proposed acquisitions and to provide additional working capital for our operations. In the event either of the acquisitions described above is not completed, we will use the net proceeds designated for such acquisition for general corporate purposes, which may include financing all or a portion of other future acquisitions.
     Our Board of Directors considers your affirmative vote critical to our continued growth. We urge you to carefully read the proxy statement that was previously mailed to you, as supplemented by the above. Your vote is very important to us, no matter how few shares you may own. If you have not voted, please follow the simple instructions on your proxy card and vote TODAY by telephone, Internet, or by signing and returning the enclosed proxy card in the postage-paid envelope provided. In addition, as described in the proxy statement, if you have previously voted, you may change your vote at any time by (1) delivering written notice to Stephen M. Coons, our Corporate Secretary, (2) submitting a subsequently dated proxy card, or (3) attending the Special Meeting and voting in person.
     If you have any questions about voting your shares, please contact our proxy solicitation/information agent, Innisfree M&A Incorporated, toll-free at 1-888-750-5834. Banks and Brokers, please call collect at 212-750-5833.
     Thank you for your continued support.
Sincerely,

Ronald D. Hunter
Chairman, Chief Executive Officer and President
February 23, 2006

STANDARD MANAGEMENT CORPORATION
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 8, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Standard Management Corporation ( the “Company”) does hereby acknowledge receipt of Notice of said Special Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Ronald D. Hunter and Stephen M. Coons, or either of them, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Shareholders of the Company, to be held on Wednesday, March 8, 2006 at 9:30 a.m. (local time) in the Browning Auditorium at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280, and at any adjournment or postponement thereof, as follows:
(Continued and to be signed on the reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

- FOLD AND DETACH HERE -

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	o

		FOR	AGAINST	ABSTAIN
1.	To approve the issuance of more than 20% of the Company’s outstanding common stock, at a discount to the market price, pursuant to a proposed private placement.	o	o	o

2.	To approve the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized common stock from 40,000,000 to 60,000,000 shares.	o	o	o

3.	To grant to the proxy holders the authority to vote in their discretion with respect to the approval of any proposal to postpone or adjourn the Special Meeting to a later date to solicit additional proxies in favor of the approval of the proposed share issuance if there are not sufficient votes for approval of such issuance at the Special Meeting.	o	o	o
This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. If other business is presented at said meeting, this proxy will be voted on those matters in accordance with the best judgment of the named proxies.

The Company encourages you to take advantage of convenient ways to vote your shares for matters to be considered at the Special Meeting of Shareholders. Please take the opportunity to use one of the three convenient voting methods described below to cast your ballot.
IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET
PLEASE FOLLOW THE INSTRUCTIONS BELOW
Dated:                                                                                                                                                                  , 2006

Signature

Signature if held jointly
When signing the proxy, please take care to have the signature conform to the shareholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

— FOLD AND DETACH HERE —

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the Special Meeting.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/sman
Use the Internet to vote your proxy.
Have your proxy card in hand
when you access the web site.

OR

Telephone
1-866-540-5760
Use any touch-tone telephone to
vote your proxy. Have your proxy
card in hand when you call.

OR

Mail
Mark, sign and date
your proxy card and
return it in the enclosed
postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.